UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2005

Hythiam, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California		90025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 444-4300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 14, 2005, Hythiam, Inc. issued a press release announcing its financial results for its third quarter ended September 30, 2005, and a conference call to discuss the results. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The company will hold the conference call at 2:00 p.m. PT (5:00 p.m. ET) the same day, Monday, November 14, 2005, to discuss its financial results and corporate developments. Interested parties are invited to listen to the call live over the Internet at http://www.hythiam.com or http://www.vcall.com. A replay of the webcast will be available after the call on http://www.hythiam.com or http://www.vcall.com. A telephonic replay will also be available until November 18, 2005 by dialing (877) 660-6853 or (201) 612-7415, and entering account number 286 and the conference code 176817.

Unless otherwise required by law, the company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

99.1 Press Release dated November 14, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hythiam, Inc.

November 14, 2005	By:	/s/ Chuck Timpe

Name: Chuck Timpe
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 14, 2005.